                                                                   EXHIBIT 10.5

                                   GUARANTY
                                   (TRUSTEE)


     THIS GUARANTY ("GUARANTY") is made as of the 15th day of June, 1998, by Guarantor (as hereinafter defined) for the benefit of Lender (as hereinafter defined).

     1. DEFINITIONS. As used in this Guaranty, the following terms shall have the meanings indicated below:

          (a) The term "LENDER" shall mean Canmax Telecom, Inc., a Texas corporation, whose address for notice purposes is the following:

          c/o Canmax Inc.
          150 W. Carpenter Freeway
          Irving, Texas  75039

          (b) The term "BORROWER" shall mean USCommunication Services, Inc., a Delaware corporation.

          (c) The term "GUARANTEED INDEBTEDNESS" shall mean (i) all indebtedness, obligations and liabilities of Borrower to Lender arising under any of the Loan Documents whether joint, several or joint and several, and (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all costs and expenses incurred by Lender in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i) and (ii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (iv) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii) and (iii) above.

          (d) The term "GUARANTOR" shall mean Alan Anderson, trustee of the voting trust created under agreement dated May 1, 1997 and amended on December 1, 1997 and January 30, 1998, whose address for notice purposes is the following:

          90 Windsor Road
          Hamden, Connecticut  06517

          (e) The term "LOAN DOCUMENTS" shall mean (i) that certain Restated Promissory Note of even date herewith executed by Borrower payable to the order of Lender in the original principal amount of $724,660 bearing interest and payable as provided therein, (ii) that certain Restated Security Agreement of even date herewith executed by Borrower for the benefit of Lender securing, among other items, the repayment of the Promissory Note, (iii) the Rescission Agreement, (iv) the Pledge Agreement executed by Guarantor to secure the obligations hereunder, and (v) all other obligations of Borrower to Lender under any other documents evidencing, securing and/or pertaining to the Guaranteed Indebtedness.

          (f) The term "RESCISSION AGREEMENT" shall mean that certain Rescission Agreement of even date herewith among Canmax, Inc., Borrower, Lender, Guarantor, Delia O'Donnell and James C. Bernet.

     2. OBLIGATIONS. As an inducement to Lender to consummate the rescission of the transactions described in the Rescission Agreement, Guarantor, for value received, does hereby unconditionally and absolutely guarantee on a non-recourse basis the prompt and full payment and performance of the Guaranteed Indebtedness when due or declared to be due and at all times thereafter.

     3. CHARACTER OF OBLIGATIONS. This is an absolute, continuing and unconditional guaranty of payment on a non-recourse basis and not of collection. All Guaranteed Indebtedness heretofore or concurrently herewith made by Lender to Borrower shall be conclusively presumed to have been made or acquired in acceptance hereof.

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Guarantor shall be liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Guaranteed Indebtedness.

     4. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants the following to Lender:

          (a) Guarantor is a shareholder of Borrower and as such, this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor; and

          (b) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Guaranteed Indebtedness; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty; and

          (c) Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and Guarantor is not relying on Lender to provide such information to Guarantor either now or in the future; and

          (d) Guarantor has the power and authority to execute, deliver and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject, or
     (iii) its articles or certificate of incorporation or bylaws, if Guarantor is a corporation, or its partnership agreement, if Guarantor is a partnership; and

          (e) Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

          (f) The financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to Lender are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to Lender since the date of the last statement thereof; and

          (g) As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be solvent,
     (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

     5. COVENANTS. Guarantor hereby covenants and agrees with Lender as follows:

          (a) Guarantor shall not, so long as its obligations under this Guaranty continue, transfer or pledge any material portion of its assets for less than full and adequate consideration; and

          (b) Guarantor shall promptly furnish to Lender at any time and from time to time such financial statements and other financial information of Guarantor as the Lender may require, in form and substance satisfactory to Lender; and

          (c) Guarantor shall comply with all terms and provisions of the Loan Documents that apply to Guarantor; and

          (d) Guarantor shall promptly inform Lender of (i) any litigation or governmental investigation against Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness

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     or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the Loan Documents, (ii) any claim or controversy which might become the subject of such litigation or governmental investigation, and (iii) any material adverse change in the financial condition of Guarantor.

     6.   CONSENT AND WAIVER.

          (a) Guarantor waives (i) promptness, diligence and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind, and (ii) the taking of any other action by Lender, including without limitation, giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party.

          (b) Guarantor waives any rights Guarantor has under, or any requirements imposed by, Chapter 34 of the Texas Business and Commerce Code, as in effect on the date of this Guaranty or as it may be amended from time to time.

          (c) Lender may at any time, without the consent of or notice to Guarantor, without incurring responsibility to Guarantor and without impairing, releasing, reducing or affecting the obligations of Guarantor hereunder: (i) change the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness, or renew, extend, modify, rearrange or alter all or any part of the Guaranteed Indebtedness; (ii) change the interest rate accruing on any of the Guaranteed Indebtedness (including, without limitation, any periodic change in such interest rate that occurs because such Guaranteed Indebtedness accrues interest at a variable rate which may fluctuate from time to time); (iii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty or setoff against all or any part of the Guaranteed Indebtedness; (iv) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Indebtedness or this Guaranty or to take or prosecute any action in connection with any of the Loan Documents; (v) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (vi) settle or compromise all or any part of the Guaranteed Indebtedness and subordinate the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness or liabilities which may be due or become due to Lender or others;
     (vii) apply any deposit balance, fund, payment, collections through process of law or otherwise or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to Lender, if any, not guaranteed under this Guaranty pursuant to Section 10 herein; and
     (viii) apply any sums paid to Lender by Guarantor, Borrower or others to the Guaranteed Indebtedness in such order and manner as Lender, in its sole discretion, may determine.

          (d) Should Lender seek to enforce the obligations of Guarantor hereunder by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i) Lender first enforce any rights or remedies against Borrower or any other person or entity liable to Lender for all or any part of the Guaranteed Indebtedness, including without limitation that a judgment first be rendered against Borrower or any other person or entity, or that Borrower or any other person or entity should be joined in such cause, or (ii) Lender shall first enforce rights against any collateral which shall ever have been given to secure all or any part of the Guaranteed Indebtedness or this Guaranty. Such waiver shall be without prejudice to Lender's right, at its option, to proceed against Borrower or any other person or entity, whether by separate action or by joinder.

          (e) In addition to any other waivers, agreements and covenants of Guarantor set forth herein, Guarantor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of Lender, its directors, officers, employees, representatives or agents in connection with Lender's administration of the Guaranteed Indebtedness, except for Lender's willful misconduct and gross negligence.

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     7.   OBLIGATIONS NOT IMPAIRED.

          (a) Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the death, disability or lack of corporate power of Borrower, Guarantor (except as provided in paragraph 11 herein) or any other guarantor of all or any part of the Guaranteed Indebtedness, (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower, Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any of their respective property; (iii) the partial or total release or discharge of Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other person or entity from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, whether occurring by reason of law or otherwise; (iv) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any other guaranty for all or any part of the Guaranteed Indebtedness; (vi) any failure by Lender to acquire, perfect or continue any lien or security interest on collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (vii) the impairment of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (viii) any failure by Lender to sell any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty in a commercially reasonable manner or as otherwise required by law; (ix) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents; or (x) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness.

          (b) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

          (c) In the event Borrower is a corporation, joint stock association or partnership, or is hereafter incorporated, none of the following shall affect Guarantor's liability hereunder: (i) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law;
     (ii) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (iii) the officers or partners creating all or any part of the Guaranteed Indebtedness acted in excess of their authority. Guarantor hereby acknowledges that withdrawal from, or termination of, any ownership interest in Borrower now or hereafter owned or held by Guarantor shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

     8. ACTIONS AGAINST GUARANTOR. In the event of a default in the payment or performance of all or any part of the Guaranteed Indebtedness when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration or otherwise, Guarantor shall, without notice or demand, promptly pay the amount due thereon to Lender, in lawful money of the United States, at Lender's address set forth in subparagraph 1(a) above, subject to the non-recourse limitations set forth in Section 25 hereof. One or more successive or concurrent actions may be brought against Guarantor, either in the same action in which Borrower is sued or in separate actions, as often as Lender deems advisable. The exercise by Lender of any right or remedy under this Guaranty or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. The books and records of Lender shall be admissible in evidence in any action or proceeding involving this Guaranty and shall be PRIMA FACIE evidence of the payments made on, and the outstanding balance of, the Guaranteed Indebtedness.

     9. PAYMENT BY GUARANTOR. Whenever Guarantor pays any sum which is or may become due under this Guaranty, written notice must be delivered to Lender contemporaneously with such payment. Such notice shall be effective for purposes of this paragraph when contemporaneously with such payment Lender receives such notice either by: (a) personal delivery to the address and designated department of Lender identified in subparagraph 1(a) above, or
(b) United States mail, certified or registered, return receipt requested, postage prepaid, addressed to Lender at the address shown in subparagraph 1(a) above. In the absence of such notice to Lender by Guarantor in compliance with the provisions hereof, any sum received by Lender on account of the Guaranteed Indebtedness shall be conclusively deemed paid by Borrower.

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     10.  DEATH OF GUARANTOR.  In the event of the death of Guarantor, any duly authorized representative of the estate of Guarantor may revoke Guarantor's future obligations under this Guaranty by giving Lender written notice of Guarantor's death and that the estate of Guarantor shall not be liable hereunder for any indebtedness or obligations of Borrower incurred on or after the effective date of such revocation. Such revocation shall be deemed to be effective on the day following the day Lender receives such notice delivered either by: (a) personal delivery to the address and designated department of Lender identified in subparagraph 1(a) above, or (b) United States mail, registered or certified, return receipt requested, postage prepaid, addressed to Lender at the address shown in subparagraph 1(a) above. Notwithstanding such revocation, the obligations of the deceased Guarantor shall continue as an obligation against his estate as to (x) all of the Guaranteed Indebtedness that is outstanding on the effective date of such revocation, and any renewals or extensions thereof, and (y) all loans, advances and other extensions of credit made to or for the account of Borrower on or after the effective date of such revocation pursuant to an obligation of Lender under a commitment or agreement made to or with Borrower prior to the effective date of such revocation. The terms and conditions of this Guaranty, including without limitation the consents and waivers set forth in Section 6 hereof, shall remain in effect with respect to the Guaranteed Indebtedness described in the preceding sentence in the same manner as if such revocation had not been made.

     11. NOTICE OF SALE. In the event that Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth in subparagraph 1(d) above, five (5) days prior to the date any public sale, or after which any private sale, of any such collateral is to be held; PROVIDED, HOWEVER, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

     12. WAIVER BY LENDER. No delay on the part of Lender in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of Lender, and then only in the specific instance and for the purpose given.

     13. SUCCESSORS AND ASSIGNS. This Guaranty is for the benefit of Lender, its successors and assigns. This Guaranty is binding upon Guarantor and Guarantor's heirs, executors, administrators, personal representatives and successors, including without limitation any person or entity obligated by operation of law upon the reorganization, merger, consolidation or other change in the organizational structure of Guarantor.

     14. COSTS AND EXPENSES. Guarantor shall pay on demand by Lender all costs and expenses, including without limitation, all reasonable attorneys' fees incurred by Lender in connection with the preparation, administration, enforcement and/or collection of this Guaranty. This covenant shall survive the payment of the Guaranteed Indebtedness.

     15. SEVERABILITY. If any provision of this Guaranty is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

     16. NO OBLIGATION. Nothing contained herein shall be construed as an obligation on the part of Lender to extend or continue to extend credit to Borrower.

     17. AMENDMENT. No modification or amendment of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of Lender, and then shall be effective only in the specific instance and for the purpose for which given.

     18. CUMULATIVE RIGHTS. All rights and remedies of Lender hereunder are cumulative of each other and of every other right or remedy which Lender may otherwise have at law or in equity or under any instrument or agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

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     19.  GOVERNING LAW.  THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS.

     20. VENUE. This Guaranty has been entered into in the county in Texas where Lender's address for notice purposes is located, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Guaranty and venue for any such disputes shall be in the county or judicial district where the Lender's address for notice purposes is located.

     21. COMPLIANCE WITH APPLICABLE USURY LAWS. Notwithstanding any other provision of this Guaranty or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and Lender by its acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of the maximum nonusurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantor and Lender to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantor, shall be held to be subject to reduction to the maximum nonusurious interest rate allowed under said law.

     22. DESCRIPTIVE HEADINGS. The headings in this Guaranty are for convenience only and shall not define or limit the provisions hereof.

     23. GENDER. Within this Guaranty, words of any gender shall be held and construed to include the other gender.

     24. ENTIRE AGREEMENT. This Guaranty contains the entire agreement between Guarantor and Lender regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings, if any, regarding same; provided, however, this Guaranty is in addition to and does not replace, cancel, modify or affect any other guaranty of Guarantor now or hereafter held by Lender that relates to Borrower or any other person or entity.

     25. NON-RECOURSE LIMITATIONS. Notwithstanding anything to the contrary contained herein, Lender acknowledges and agrees that its sole recourse against Guarantor for the non-payment or non-performance of any of the Guaranteed Indebtedness shall be limited to the collateral pledged Lender pursuant to the terms of the Pledge Agreement, and that Guarantor's obligations hereunder may be fully discharged upon Guarantor's delivery of such collateral to Lender.

     EXECUTED as of the date first above written.


                                       GUARANTOR:


                                       /s/  Alan Anderson
                                       ----------------------------------------
                                       Alan Anderson, Trustee of the voting
                                       trust created under agreement dated
                                       May 1, 1997 and amended December 1, 1997
                                       and January 30, 1998










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